December 31, 2002
--------------------------------------------------------------------------------
         Growth Portfolio                             Annual Report
         A Series of Panorama Series Fund, Inc.        -----------
                                                        Management
                                                       Commentaries
--------------------------------------------------------------------------------



[GRAPHIC]

Performance Update

Investment Strategy Discussion

Financial Statements



                                                         [LOGO]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Objective
Panorama Series Fund, Inc.--Growth Portfolio seeks high total return.

--------------------------------------------------------------------------------
Narrative by Chuck Albers and Nikolaos Monoyios, Portfolio Managers
We use a quantitative approach to managing the Growth Portfolio. Quantitative investing may seem a bit unconventional, but we use it because we believe in its effectiveness. The essence of a quantitative process for us is to research and understand repeatable patterns, anomalies and other signals in the market that we believe can give us an edge or advantage. We look at as many as 60 factors like this to try to develop a consistent relative return advantage.
   Equities were clearly not the place to be in 2002. Nevertheless, we were able to do what we set out to do, beat our benchmark, the S&P 500 Index. Although we were disappointed that the Portfolio's absolute performance was negative for the year (average annual total return of -18.97% for the 12-month period that ended December 31, 2002. 1), we were pleased with the Portfolio's returns relative to its benchmark, as the S&P 500 Index lost -22.09% as of 12/31/02. 2
   2002 was a year in which the majority of U.S. stocks lost value. However, within that framework a few narrow clusters of really poor-performing stocks underperformed other areas of the market. Most of these were in technology and telecom sectors, and the more speculative areas of healthcare, like biotech stocks. Our relative returns were the result of limiting our exposure to the worst performing areas of the market.
   Our models--specifically those that analyze quality of earnings, integrated effects (i.e. stock buybacks and offerings) and corporate momentum--did an excellent job of identifying the really bad stocks from the not so bad ones during the period and it made a significant difference to relative results. We were able to avoid the worst performing areas because our stock selection models, which are the foundation of our investment process, directed us away from these problem areas.
   The models also help with our approach to portfolio construction. Our portfolio construction process involves making investments in many companies, thereby limiting the individual weights of each company in the Portfolio and helping to avoid concentrated positions in any particular sectors or industries. We seek to add a small amount of performance from a large number of stocks, rather than seeking to add large amounts of performance from a small number of stocks, which normally involves taking risks that are too large in our opinion. So, our portfolio concentration was a benefit to performance during the period, as it limited the Portfolio's exposure to many of the corporate and accounting scandals that took place in 2002.
   Our research strongly suggests that the market tends to perform well after hitting the sort of multi-year lows we hit last summer. So while we may see additional ups and downs as the economic recovery takes hold, history suggests that stocks are likely to post better than average results over the next 5 years.
   There are generally two times when investors can make mistakes--when the market is near a peak or a trough. Near a market peak, investors become overly optimistic. They often take on too much risk, which could come back to haunt them later on. The other time when investors may make mistakes is near a market bottom. Many investors get exaggerated views of long-term risks and become too cautious. This human reaction works against the typical average


1. Past performance does not guarantee future results. Includes changes in net asset value per share and does not include the charges associated with the separate account products that offer this Portfolio. Such performance is annualized and would have been lower if such charges were taken into account. The Portfolio's one-, five- and 10-year average annual returns are available on page 4.
2. The Portfolio's performance is compared to the S&P 500 Index (For more information on the Portfolio's benchmark, please see "Comparing the Portfolio's Performance to the Market" on page 4).




                              2 | GROWTH PORTFOLIO
investor. All things considered, we believe there is reason for optimism. When you have a multi-year period where the markets hit new lows, everybody's discouraged and very risk averse. Thus, stocks tend to be undervalued relative to long-term trends. We believe the fourth quarter 2002 was a good time for long-term investors to take advantage of these undervalued stocks.
   We have a team here working together on the Portfolio. It's not just one bright person working alone; it's a team of people and an entire body of data and a comprehensive method of analysis. So there's a momentum to what we do as a culture and we think that's going to continue to carry on successfully for many years into the future. All this is part of what makes Growth Portfolio, The Right Way to Invest.





In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Portfolio's investments are subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                              3 | GROWTH PORTFOLIO

FUND PERFORMANCE


Management's Discussion of Portfolio Performance. For the one-year period ended December 31, 2002, Growth Portfolio produced negative results in an extremely difficult and volatile investing environment, however, the Portfolio also outperformed its benchmark index, the S&P 500 Index. Three of the factors--quality of earnings, corporate actions and corporate momentum--we use to analyze our holdings and possible holdings worked well during the period. All three factors played a key role in the Portfolio's relative performance by limiting its exposure to many of the big corporate blow-ups of the past year. The Portfolio's holdings, strategy and management are subject to change. Comparing the Portfolio's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Portfolios performance reflects the effects of Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]

             Panorama Series Fund, Inc.               S&P 500
                --Growth Portfolio                      Index
12/31/92               10,000                          10,000
3/31/93                10,785                          10,436
6/30/93                11,204                          10,486
9/30/93                11,926                          10,757
12/31/93               12,122                          11,006
3/31/94                11,831                          10,589
6/30/94                11,597                          10,633
9/30/94                12,226                          11,152
12/31/94               12,060                          11,150
3/31/95                13,162                          12,235
6/30/95                14,325                          13,401
9/30/95                15,542                          14,465
12/31/95               16,651                          15,335
3/31/96                17,440                          16,158
6/30/96                17,668                          16,883
9/30/96                18,199                          17,405
12/31/96               19,793                          18,854
3/31/97                19,864                          19,361
6/30/97                22,692                          22,737
9/30/97                25,229                          24,440
12/31/97               25,012                          25,142
3/31/98                27,617                          28,647
6/30/98                27,285                          29,598
9/30/98                22,889                          26,660
12/31/98               27,119                          32,332
3/31/99                26,624                          33,943
6/30/99                27,933                          36,331
9/30/99                25,140                          34,068
12/31/99               26,100                          39,133
3/31/00                25,588                          40,029
6/30/00                25,123                          38,966
9/30/00                25,239                          38,588
12/31/00               22,796                          35,571
3/31/01                20,378                          31,357
6/30/01                21,321                          33,190
9/30/01                18,965                          28,321
12/31/01               20,378                          31,347
3/31/02                20,791                          31,433
6/30/02                18,890                          27,224
9/30/02                15,801                          22,524
12/31/02               16,514                          24,421

Average Annual Total Returns of the Portfolio at 12/31/02
1-Year -18.97%  5-Year -7.97%  10-Year 5.14%





Because of ongoing market volatility, the Portfolio's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Portfolio's performance, please call us at
1.800.981.2871. Past performance is not predictive of future performance.
The inception date of the Portfolio was 1/21/82. The performance information in the graph for the S&P 500 Index begins on 12/31/92.
Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.




                              4 | GROWTH PORTFOLIO

                                                            Financial Statements
                                                                      Pages 6-19




                              5 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2002

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Common Stocks--98.0%
----------------------------------------------------------------
Consumer Discretionary--13.6%
----------------------------------------------------------------
Auto Components--1.1%
Aftermarket Technology Corp. 1           3,000    $     43,500
----------------------------------------------------------------
American Axle & Manufacturing
Holdings, Inc.                           3,400          79,628
----------------------------------------------------------------
ArvinMeritor, Inc.                       3,000          50,010
----------------------------------------------------------------
Borg-Warner Automotive, Inc.             3,800         191,596
----------------------------------------------------------------
Cooper Tire & Rubber Co.                 3,300          50,622
----------------------------------------------------------------
Dana Corp.                              18,400         216,384
----------------------------------------------------------------
Delphi Corp.                            54,100         435,505
----------------------------------------------------------------
Goodyear Tire & Rubber Co.              21,100         143,691
----------------------------------------------------------------
Johnson Controls, Inc.                   4,000         320,680
----------------------------------------------------------------
Lear Corp. 1                             8,800         292,864
----------------------------------------------------------------
Superior Industries International, Inc.    200           8,272
----------------------------------------------------------------
Tower Automotive, Inc. 1                 1,900           8,550
                                                  --------------
                                                     1,841,302

----------------------------------------------------------------
Automobiles--1.0%
Ford Motor Co.                          85,711         797,112
----------------------------------------------------------------
General Motors Corp.                    20,300         748,258
----------------------------------------------------------------
Winnebago Industries, Inc.               1,700          66,691
                                                  --------------
                                                     1,612,061

----------------------------------------------------------------
Hotels, Restaurants & Leisure--0.6%
AFC Enterprises, Inc. 1                    100           2,101
----------------------------------------------------------------
Alliance Gaming Corp. 1                    200           3,406
----------------------------------------------------------------
Boyd Gaming Corp. 1                      1,100          15,455
----------------------------------------------------------------
CEC Entertainment, Inc. 1                1,600          49,120
----------------------------------------------------------------
Choice Hotels International, Inc. 1        600          13,620
----------------------------------------------------------------
GTech Holdings Corp. 1                  10,200         284,172
----------------------------------------------------------------
Mandalay Resort Group 1                  4,700         143,867
----------------------------------------------------------------
McDonald's Corp.                        15,200         244,416
----------------------------------------------------------------
Papa John's International, Inc. 1          200           5,576
----------------------------------------------------------------
Rare Hospitality International, Inc. 1     100           2,762
----------------------------------------------------------------
Ruby Tuesday, Inc.                       9,200         159,068
----------------------------------------------------------------
Ryan's Family Steak Houses, Inc. 1       2,850          32,348
                                                  --------------
                                                       955,911

----------------------------------------------------------------
Household Durables--1.8%
American Greetings Corp., Cl. A 1        9,400         148,520
----------------------------------------------------------------
Beazer Homes USA, Inc. 1                 1,500          90,900
----------------------------------------------------------------
Black & Decker Corp.                     6,400         274,496
----------------------------------------------------------------
D.R. Horton, Inc.                        3,400          58,990
----------------------------------------------------------------
Fortune Brands, Inc.                     9,700         451,147
----------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A 1     3,300         104,610
----------------------------------------------------------------
Lennar Corp.                             8,900         459,240
----------------------------------------------------------------
M.D.C. Holdings, Inc.                      300          11,478




                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Household Durables Continued
Maytag Corp.                            12,700    $    361,950
----------------------------------------------------------------
Meritage Corp. 1                         1,000          33,650
----------------------------------------------------------------
NVR, Inc. 1                                600         195,300
----------------------------------------------------------------
Pulte Homes, Inc.                        7,500         359,025
----------------------------------------------------------------
Ryland Group, Inc. (The)                11,000         366,850
----------------------------------------------------------------
Standard Pacific Corp.                   2,000          49,500
                                                  --------------
                                                     2,965,656

----------------------------------------------------------------
Internet & Catalog Retail--0.5%
Amazon.com, Inc. 1                      17,700         334,353
----------------------------------------------------------------
USA Interactive 1                       20,800         476,736
                                                  --------------
                                                       811,089

----------------------------------------------------------------
Leisure Equipment & Products--0.8%
Action Performance Cos., Inc.            5,600         106,400
----------------------------------------------------------------
Brunswick Corp.                         11,100         220,446
----------------------------------------------------------------
Eastman Kodak Co.                       24,800         868,992
----------------------------------------------------------------
Hasbro, Inc.                            13,700         158,235
----------------------------------------------------------------
Nautilus Group, Inc. (The) 1             3,700          49,432
                                                  --------------
                                                     1,403,505

----------------------------------------------------------------
Media--1.2%
AOL Time Warner, Inc. 1                 35,800         468,980
----------------------------------------------------------------
Cablevision Systems New York
Group, Cl. A 1                          10,000         167,400
----------------------------------------------------------------
Comcast Corp., Cl. A 1                  22,127         521,533
----------------------------------------------------------------
Cox Communications, Inc., Cl. A 1        8,300         235,720
----------------------------------------------------------------
Gannett Co., Inc.                          700          50,260
----------------------------------------------------------------
Viacom, Inc., Cl. B 1                   11,625         473,835
                                                  --------------
                                                     1,917,728

----------------------------------------------------------------
Multiline Retail--3.0%
----------------------------------------------------------------
Big Lots, Inc. 1                         8,500         112,455
----------------------------------------------------------------
BJ's Wholesale Club, Inc. 1              4,700          86,010
----------------------------------------------------------------
Costco Wholesale Corp. 1                   100           2,806
----------------------------------------------------------------
Federated Department Stores, Inc. 1     17,400         500,424
----------------------------------------------------------------
May Department Stores Co.               19,500         448,110
----------------------------------------------------------------
Penney (J.C.) Co., Inc. (Holding Co.)   22,800         524,628
----------------------------------------------------------------
Sears Roebuck & Co.                     12,400         296,980
----------------------------------------------------------------
Shopko Stores, Inc. 1                    1,800          22,410
----------------------------------------------------------------
Wal-Mart Stores, Inc.                   60,300       3,045,753
                                                  --------------
                                                     5,039,576

----------------------------------------------------------------
Specialty Retail--3.1%
American Eagle Outfitters, Inc. 1          900          12,402
----------------------------------------------------------------
AnnTaylor Stores Corp. 1                11,500         234,830
----------------------------------------------------------------
AutoZone, Inc. 1                         5,900         416,835
----------------------------------------------------------------
Bed Bath & Beyond, Inc.                    300          10,359





                              6 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Specialty Retail Continued
Christopher & Banks Corp. 1              5,800    $    120,350
----------------------------------------------------------------
Deb Shops, Inc.                            100           2,221
----------------------------------------------------------------
Electronics Boutique Holdings Corp. 1    1,600          25,296
----------------------------------------------------------------
Gap, Inc. (The)                         49,300         765,136
----------------------------------------------------------------
Group 1 Automotive, Inc. 1                 100           2,388
----------------------------------------------------------------
Hollywood Entertainment Corp. 1          1,200          18,120
----------------------------------------------------------------
Home Depot, Inc.                        71,200       1,705,952
----------------------------------------------------------------
Limited Brands, Inc.                    40,200         559,986
----------------------------------------------------------------
Lowe's Cos., Inc.                        2,300          86,250
----------------------------------------------------------------
Movie Gallery, Inc. 1                      900          11,700
----------------------------------------------------------------
Pacific Sunwear of California, Inc. 1    3,150          55,724
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               2,000          23,200
----------------------------------------------------------------
Pier 1 Imports, Inc.                     9,700         183,621
----------------------------------------------------------------
Rent-A-Center, Inc. 1                    2,700         134,865
----------------------------------------------------------------
TJX Cos., Inc. (The)                    38,900         759,328
----------------------------------------------------------------
Too, Inc. 1                              2,800          65,856
----------------------------------------------------------------
United Auto Group, Inc. 1                  700           8,729
----------------------------------------------------------------
Urban Outfitters, Inc. 1                   300           7,071
                                                  --------------
                                                     5,210,219

----------------------------------------------------------------
Textiles & Apparel--0.5%
Fossil, Inc. 1                             100           2,034
----------------------------------------------------------------
Kellwood Co.                             1,100          28,600
----------------------------------------------------------------
Nike, Inc., Cl. B                       15,600         693,732
----------------------------------------------------------------
Timberland Co., Cl. A 1                    600          21,366
----------------------------------------------------------------
Tommy Hilfiger Corp. 1                   1,500          10,425
                                                  --------------
                                                       756,157

----------------------------------------------------------------
Consumer Staples--8.1%
----------------------------------------------------------------
Beverages--1.5%
Anheuser-Busch Cos., Inc.                5,200         251,680
----------------------------------------------------------------
Coca-Cola Co. (The)                     41,200       1,805,384
----------------------------------------------------------------
PepsiCo, Inc.                            9,420         397,712
                                                  --------------
                                                     2,454,776

----------------------------------------------------------------
Food & Drug Retailing--1.8%
Albertson's, Inc.                       20,200         449,652
----------------------------------------------------------------
CVS Corp.                               22,600         564,322
----------------------------------------------------------------
Kroger Co. (The) 1                      56,600         874,470
----------------------------------------------------------------
Safeway, Inc. 1                         34,100         796,576
----------------------------------------------------------------
Walgreen Co.                             5,100         148,869
----------------------------------------------------------------
Winn-Dixie Stores, Inc.                  5,700          87,096
                                                  --------------
                                                     2,920,985

----------------------------------------------------------------
Food Products--2.0%
Campbell Soup Co.                       33,500         786,245
----------------------------------------------------------------
ConAgra Foods, Inc.                     34,500         862,845


                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Food Products Continued
Dean Foods Co. 1                         5,800    $    215,180
----------------------------------------------------------------
Fresh Del Monte Produce, Inc.            1,200          22,692
----------------------------------------------------------------
Hershey Foods Corp.                      5,700         384,408
----------------------------------------------------------------
Interstate Bakeries Corp.                2,100          32,025
----------------------------------------------------------------
Kellogg Co.                              3,300         113,091
----------------------------------------------------------------
Kraft Foods, Inc., Cl. A                 5,100         198,543
----------------------------------------------------------------
Sara Lee Corp.                           6,848         154,149
----------------------------------------------------------------
Wrigley, William Jr. Co.                10,100         554,288
                                                  --------------
                                                     3,323,466

----------------------------------------------------------------
Household Products--1.4%
Clorox Co. (The)                        12,700         523,875
----------------------------------------------------------------
Procter & Gamble Corp. (The)            20,200       1,735,988
                                                  --------------
                                                     2,259,863

----------------------------------------------------------------
Personal Products--0.3%
Avon Products, Inc.                      6,800         366,316
----------------------------------------------------------------
Gillette Co.                             4,400         133,584
                                                  --------------
                                                       499,900

----------------------------------------------------------------
Tobacco--1.1%
Philip Morris Cos., Inc.                47,400       1,921,122
----------------------------------------------------------------
Energy--7.1%
----------------------------------------------------------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.          1,000          21,850
----------------------------------------------------------------
Helmerich & Payne, Inc.                  1,700          47,447
                                                  --------------
                                                        69,297

----------------------------------------------------------------
Oil & Gas--7.0%
Amerada Hess Corp.                       5,900         324,795
----------------------------------------------------------------
Baytex Energy Ltd. 1                    25,100         134,731
----------------------------------------------------------------
Brown (Tom), Inc. 1                     10,700         268,570
----------------------------------------------------------------
Canadian 88 Energy Corp. 1             108,500         174,446
----------------------------------------------------------------
Chesapeake Energy Corp.                 19,900         154,026
----------------------------------------------------------------
ChevronTexaco Corp.                     22,194       1,475,457
----------------------------------------------------------------
Cimarex Energy Co. 1                       903          16,164
----------------------------------------------------------------
ConocoPhillips                           7,746         374,829
----------------------------------------------------------------
Devon Energy Corp.                       7,000         321,300
----------------------------------------------------------------
Enbridge Energy Management LLC           4,409         165,338
----------------------------------------------------------------
Exxon Mobil Corp.                      156,976       5,484,741
----------------------------------------------------------------
Frontier Oil Corp.                      30,100         518,322
----------------------------------------------------------------
Marathon Oil Corp.                      15,300         325,737
----------------------------------------------------------------
Murphy Oil Corp.                         5,600         239,960
----------------------------------------------------------------
Noble Energy, Inc.                       2,200          82,610
----------------------------------------------------------------
Occidental Petroleum Corp.              18,200         517,790
----------------------------------------------------------------
Paramount Resources Ltd. 1              30,000         284,846
----------------------------------------------------------------
Sunoco, Inc.                             9,200         305,256





                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued


                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Oil & Gas Continued
Talisman Energy, Inc.                   12,400    $    446,221
                                                  --------------
                                                    11,615,139

----------------------------------------------------------------
Financials--24.5%
----------------------------------------------------------------
Banks--9.7%
AmSouth Bancorp                         15,900         305,280
----------------------------------------------------------------
Astoria Financial Corp.                  9,100         247,065
----------------------------------------------------------------
Bank of America Corp.                   44,900       3,123,693
----------------------------------------------------------------
Bank of New York Co., Inc. (The)        33,000         790,680
----------------------------------------------------------------
Bank One Corp.                          36,600       1,337,730
----------------------------------------------------------------
Comerica, Inc.                          10,600         458,344
----------------------------------------------------------------
Downey Financial Corp.                     100           3,900
----------------------------------------------------------------
FleetBoston Financial Corp.             47,200       1,146,960
----------------------------------------------------------------
Golden West Financial Corp.             10,100         725,281
----------------------------------------------------------------
Hawthorne Financial Corp. 1              4,500         128,430
----------------------------------------------------------------
Independence Community Bank Corp.        2,200          55,836
----------------------------------------------------------------
Indymac Mortgage Holdings, Inc. 1        1,700          31,433
----------------------------------------------------------------
KeyCorp                                 34,700         872,358
----------------------------------------------------------------
National City Corp.                     20,400         557,328
----------------------------------------------------------------
North Fork Bancorporation, Inc.         14,300         482,482
----------------------------------------------------------------
PNC Financial Services Group               700          29,330
----------------------------------------------------------------
Regions Financial Corp.                  1,500          50,040
----------------------------------------------------------------
Roslyn Bancorp, Inc.                       400           7,212
----------------------------------------------------------------
Sovereign Bancorp, Inc.                 25,100         352,655
----------------------------------------------------------------
SunTrust Banks, Inc.                    12,600         717,192
----------------------------------------------------------------
U.S. Bancorp                            60,725       1,288,584
----------------------------------------------------------------
Union Planters Corp.                     7,400         208,236
----------------------------------------------------------------
UnionBanCal Corp.                        5,100         200,277
----------------------------------------------------------------
Wachovia Corp.                          64,000       2,332,160
----------------------------------------------------------------
Wells Fargo Co.                         13,500         632,745
                                                 ---------------
                                                    16,085,231

----------------------------------------------------------------
Diversified Financials--8.9%
American Express Co.                    29,700       1,049,895
----------------------------------------------------------------
Bear Stearns Cos., Inc. (The)            6,000         356,400
----------------------------------------------------------------
CIT Group, Inc.                          3,300          64,680
----------------------------------------------------------------
Citigroup, Inc.                        140,377       4,939,867
----------------------------------------------------------------
Doral Financial Corp.                      900          25,740
----------------------------------------------------------------
E*TRADE Group, Inc. 1                   25,800         125,388
----------------------------------------------------------------
Fannie Mae                              28,300       1,820,539
----------------------------------------------------------------
Freddie Mac                             19,400       1,145,570
----------------------------------------------------------------
Goldman Sachs Group, Inc. (The)          4,100         279,210
----------------------------------------------------------------
Household International, Inc.           21,500         597,915
----------------------------------------------------------------
J.P. Morgan Chase & Co.                 70,000       1,680,000
----------------------------------------------------------------
Lehman Brothers Holdings, Inc.           4,300         229,147
----------------------------------------------------------------
MBNA Corp.                              36,200         688,524



                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Diversified Financials Continued
Morgan Stanley                          34,500    $  1,377,240
----------------------------------------------------------------
New Century Financial Corp.              4,400         111,716
----------------------------------------------------------------
Providian Financial Corp. 1              4,500          29,205
----------------------------------------------------------------
Stilwell Financial, Inc.                13,500         176,445
                                                 ---------------
                                                    14,697,481

----------------------------------------------------------------
Insurance--5.8%
ACE Ltd.                                19,200         563,328
----------------------------------------------------------------
AFLAC, Inc.                             13,100         394,572
----------------------------------------------------------------
Allstate Corp.                          20,000         739,800
----------------------------------------------------------------
American International Group, Inc.      38,237       2,212,010
----------------------------------------------------------------
Berkley (W.R.) Corp.                     1,900          75,259
----------------------------------------------------------------
Chubb Corp.                             16,100         840,420
----------------------------------------------------------------
CNA Financial Corp. 1                      600          15,360
----------------------------------------------------------------
Fidelity National Financial, Inc.       15,596         512,017
----------------------------------------------------------------
Loews Corp.                             20,400         906,984
----------------------------------------------------------------
Marsh & McLennan Cos., Inc.                400          18,484
----------------------------------------------------------------
MBIA, Inc.                               8,750         383,775
----------------------------------------------------------------
MetLife, Inc.                           30,400         822,016
----------------------------------------------------------------
Nationwide Financial
Services, Inc., Cl. A                    4,100         117,465
----------------------------------------------------------------
Partnerre Holdings Ltd.                  1,200          62,184
----------------------------------------------------------------
Phoenix Cos., Inc. (The)                 1,500          11,400
----------------------------------------------------------------
Progressive Corp.                       15,300         759,339
----------------------------------------------------------------
RenaissanceRe Holdings Ltd.              6,300         249,480
----------------------------------------------------------------
Safeco Corp.                             5,900         204,553
----------------------------------------------------------------
St. Paul Cos., Inc.                     10,700         364,335
----------------------------------------------------------------
Travelers Property Casualty
Corp., Cl. B 1                           8,630         126,430
----------------------------------------------------------------
XL Capital Ltd., Cl. A                   2,100         162,225
                                                 ---------------
                                                     9,541,436

----------------------------------------------------------------
Real Estate--0.1%
----------------------------------------------------------------
Equity Office Properties Trust           8,600         214,828
----------------------------------------------------------------
FBR Asset Investment Corp.                 600          20,340
                                                  --------------
                                                       235,168

----------------------------------------------------------------
Health Care--11.4%
----------------------------------------------------------------
Biotechnology--0.5%
Affymetrix, Inc. 1                       3,400          77,826
----------------------------------------------------------------
Amgen, Inc. 1                            3,400         164,356
----------------------------------------------------------------
Gilead Sciences, Inc. 1                 12,800         435,200
----------------------------------------------------------------
Myriad Genetics, Inc. 1                  4,000          58,400
                                                  --------------
                                                       735,782

----------------------------------------------------------------
Health Care Equipment & Supplies--0.9%
Baxter International, Inc.              26,300         736,400
----------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1        600          23,220





                              8 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Health Care Equipment & Supplies Continued
Cooper Cos., Inc. (The)                  4,400    $    110,088
----------------------------------------------------------------
Guidant Corp. 1                         17,900         552,215
----------------------------------------------------------------
Medtronic, Inc.                          3,000         136,800
                                                  --------------
                                                     1,558,723

----------------------------------------------------------------
Health Care Providers & Services--1.5%
Aetna, Inc.                             12,400         509,888
----------------------------------------------------------------
Apria Healthcare Group, Inc. 1           4,100          91,184
----------------------------------------------------------------
Cigna Corp.                             10,000         411,200
----------------------------------------------------------------
Covance, Inc. 1                          2,500          61,475
----------------------------------------------------------------
HCA, Inc.                               11,500         477,250
----------------------------------------------------------------
Healthsouth Corp. 1                     16,600          69,720
----------------------------------------------------------------
LifePoint Hospitals, Inc. 1                300           8,979
----------------------------------------------------------------
Oxford Health Plans, Inc. 1             18,800         685,260
----------------------------------------------------------------
Pediatrix Medical Group, Inc. 1          4,700         188,282
----------------------------------------------------------------
Per-Se Technologies, Inc. 1              1,900          17,041
----------------------------------------------------------------
Sierra Health Services, Inc. 1           2,400          28,824
                                                  --------------
                                                     2,549,103

----------------------------------------------------------------
Pharmaceuticals--8.5%
Abbott Laboratories                     22,900         916,000
----------------------------------------------------------------
Bristol-Myers Squibb Co.                 9,100         210,665
----------------------------------------------------------------
Eli Lilly & Co.                         12,900         819,150
----------------------------------------------------------------
Forest Laboratories, Inc. 1              1,200         117,864
----------------------------------------------------------------
Johnson & Johnson                       46,218       2,482,369
----------------------------------------------------------------
Merck & Co., Inc.                       51,700       2,926,737
----------------------------------------------------------------
Pfizer, Inc.                           152,925       4,674,917
----------------------------------------------------------------
Pharmaceutical Resources, Inc. 1         1,400          41,720
----------------------------------------------------------------
Pharmacia Corp.                         32,100       1,341,780
----------------------------------------------------------------
Schering-Plough Corp.                   19,800         439,560
----------------------------------------------------------------
Taro Pharmaceutical Industries Ltd. 1    3,600         135,360
                                                  --------------
                                                    14,106,122

----------------------------------------------------------------
Industrials--9.0%
----------------------------------------------------------------
Aerospace & Defense--1.7%
Boeing Co.                              36,700       1,210,733
----------------------------------------------------------------
Goodrich Corp.                          18,900         346,248
----------------------------------------------------------------
Honeywell International, Inc.           43,100       1,034,400
----------------------------------------------------------------
InVision Technologies, Inc. 1            4,600         121,256
----------------------------------------------------------------
Precision Castparts Corp.                  900          21,825
----------------------------------------------------------------
Raytheon Co.                             1,000          30,750
                                                  --------------
                                                     2,765,212

----------------------------------------------------------------
Air Freight & Couriers--0.9%
FedEx Corp.                             22,400       1,214,528
----------------------------------------------------------------
United Parcel Service, Inc., Cl. B       4,100         258,628
                                                  --------------
                                                     1,473,156


                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Airlines--0.1%
AMR Corp. 1                             13,600    $     89,760
----------------------------------------------------------------
Continental Airlines, Inc., Cl. B        6,000          43,500
                                                  --------------
                                                       133,260

----------------------------------------------------------------
Building Products--0.4%
ElkCorp                                    500           8,650
----------------------------------------------------------------
Lennox International, Inc.                 700           8,785
----------------------------------------------------------------
Masco Corp.                             32,600         686,230
                                                  --------------
                                                       703,665

----------------------------------------------------------------
Commercial Services & Supplies--1.4%
Convergys Corp. 1                        8,600         130,290
----------------------------------------------------------------
Deluxe Corp.                             4,300         181,030
----------------------------------------------------------------
First Data Corp.                        26,700         945,447
----------------------------------------------------------------
H&R Block, Inc.                         18,000         723,600
----------------------------------------------------------------
Harland (John H.) Co.                      100           2,213
----------------------------------------------------------------
Iron Mountain, Inc. 1                    1,200          39,612
----------------------------------------------------------------
ITT Educational Services, Inc. 1         2,100          49,455
----------------------------------------------------------------
Pittston Brink's Group                   1,000          18,480
----------------------------------------------------------------
Regis Corp.                                700          18,193
----------------------------------------------------------------
Right Management Consultants, Inc. 1       675           8,944
----------------------------------------------------------------
Waste Management, Inc.                   9,900         226,908
                                                  --------------
                                                     2,344,172

----------------------------------------------------------------
Construction & Engineering--0.0%
EMCOR Group, Inc. 1                        300          15,903
----------------------------------------------------------------
Electrical Equipment--0.2%
----------------------------------------------------------------
Emerson Electric Co.                     4,700         238,995
----------------------------------------------------------------
Molex, Inc., Cl. A                       5,300         105,417
----------------------------------------------------------------
Rockwell Automation, Inc.                  100           2,071
                                                  --------------
                                                       346,483

----------------------------------------------------------------
Industrial Conglomerates--3.1%
3M Co.                                   6,600         813,780
----------------------------------------------------------------
Carlisle Cos., Inc.                      1,000          41,380
----------------------------------------------------------------
General Electric Co.                   175,900       4,283,165
                                                  --------------
                                                     5,138,325

----------------------------------------------------------------
Machinery--0.5%
Cummins, Inc.                            4,200         118,146
----------------------------------------------------------------
Deere & Co.                                300          13,755
----------------------------------------------------------------
EnPro Industries, Inc. 1                 1,340           5,360
----------------------------------------------------------------
Ingersoll-Rand Co., Cl. A               12,600         542,556
----------------------------------------------------------------
Navistar International Corp. 1           1,300          31,603
----------------------------------------------------------------
Oshkosh Truck Corp.                        100           6,150
----------------------------------------------------------------
Timken Co.                               1,500          28,650
                                                  --------------
                                                       746,220

                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Road & Rail--0.7%
Burlington Northern Santa Fe Corp.       7,900    $    205,479
----------------------------------------------------------------
CNF Transportation, Inc.                   500          16,620
----------------------------------------------------------------
CSX Corp.                               10,600         300,086
----------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc. 1     900          26,370
----------------------------------------------------------------
Norfolk Southern Corp.                  21,100         421,789
----------------------------------------------------------------
Union Pacific Corp.                      3,100         185,597
                                                  --------------
                                                     1,155,941

----------------------------------------------------------------
Information Technology--12.5%
----------------------------------------------------------------
Communications Equipment--1.3%
Brocade Communications Systems, Inc.    29,000         120,060
----------------------------------------------------------------
Cisco Systems, Inc. 1                   68,100         892,110
----------------------------------------------------------------
McData Corp., Cl. A 1                    1,534          10,891
----------------------------------------------------------------
Motorola, Inc.                         118,100       1,021,565
----------------------------------------------------------------
Scientific-Atlanta, Inc.                11,000         130,460
----------------------------------------------------------------
Tellium, Inc. 1                            900             576
----------------------------------------------------------------
UTStarcom, Inc. 1                        3,000          59,490
                                                  --------------
                                                     2,235,152

----------------------------------------------------------------
Computers & Peripherals--3.6%
Dell Computer Corp. 1                   52,100       1,393,154
----------------------------------------------------------------
EMC Corp. 1                            112,800         692,592
----------------------------------------------------------------
Handspring, Inc. 1                         100              95
----------------------------------------------------------------
International Business Machines Corp.   35,800       2,774,500
----------------------------------------------------------------
Lexmark International, Inc., Cl. A 1     8,000         484,000
----------------------------------------------------------------
Maxtor Corp. 1                           2,800          14,168
----------------------------------------------------------------
SanDisk Corp. 1                          5,800         117,740
----------------------------------------------------------------
StorageNetworks, Inc. 1                    200             232
----------------------------------------------------------------
Sun Microsystems, Inc. 1               162,100         504,131
                                                  --------------
                                                     5,980,612

----------------------------------------------------------------
Electronic Equipment & Instruments--0.5%
Agilent Technologies, Inc. 1            16,400         294,544
----------------------------------------------------------------
Avnet, Inc. 1                            9,900         107,217
----------------------------------------------------------------
Benchmark Electronics, Inc. 1            5,500         157,630
----------------------------------------------------------------
Photon Dynamics, Inc. 1                  2,900          66,120
----------------------------------------------------------------
Solectron Corp. 1                       49,900         177,145
                                                  --------------
                                                       802,656

----------------------------------------------------------------
Internet Software & Services--0.1%
Check Point Software
Technologies Ltd. 1                     12,100         156,937
----------------------------------------------------------------
Websense, Inc. 1                         1,000          21,361
                                                  --------------
                                                       178,298


                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Office Electronics--0.3%
Ikon Office Solutions, Inc.              2,700    $     19,305
----------------------------------------------------------------
Xerox Corp. 1                           54,300         437,115
                                                  --------------
                                                       456,420

----------------------------------------------------------------
Semiconductor Equipment & Products--2.3%
Atmel Corp. 1                           38,500          85,855
----------------------------------------------------------------
Cypress Semiconductor Corp. 1           10,700          61,204
----------------------------------------------------------------
ESS Technology, Inc. 1                   9,600          60,384
----------------------------------------------------------------
Integrated Device Technology, Inc. 1     8,900          74,493
----------------------------------------------------------------
Intel Corp.                            167,500       2,607,975
----------------------------------------------------------------
National Semiconductor Corp. 1          16,100         241,661
----------------------------------------------------------------
Rambus, Inc. 1                           7,100          47,641
----------------------------------------------------------------
RF Micro Devices, Inc. 1                14,000         102,620
----------------------------------------------------------------
Silicon Laboratories, Inc. 1             6,300         120,204
----------------------------------------------------------------
Skyworks Solutions, Inc. 1              13,900         119,818
----------------------------------------------------------------
Teradyne, Inc. 1                        17,100         222,471
                                                  --------------
                                                     3,744,326

----------------------------------------------------------------
Software--4.4%
Amdocs Ltd. 1                            9,900          97,218
----------------------------------------------------------------
Cadence Design Systems, Inc. 1          11,900         140,301
----------------------------------------------------------------
Citrix Systems, Inc. 1                  12,400         152,768
----------------------------------------------------------------
Documentum, Inc. 1                         600           9,396
----------------------------------------------------------------
Electronic Arts, Inc. 1                 11,600         577,332
----------------------------------------------------------------
FactSet Research Systems, Inc.           1,000          28,270
----------------------------------------------------------------
Microsoft Corp. 1                       93,000       4,808,100
----------------------------------------------------------------
Oracle Corp. 1                         121,500       1,312,200
----------------------------------------------------------------
Sybase, Inc. 1                             700           9,380
----------------------------------------------------------------
Take-Two Interactive Software, Inc. 1    8,100         190,269
                                                  --------------
                                                     7,325,234

----------------------------------------------------------------
Materials--3.5%
----------------------------------------------------------------
Chemicals--1.1%
Air Products & Chemicals, Inc.             200           8,550
----------------------------------------------------------------
Dow Chemical Co.                        21,600         641,520
----------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.         20,100         852,240
----------------------------------------------------------------
Georgia Gulf Corp.                         200           4,628
----------------------------------------------------------------
Hercules, Inc. 1                           400           3,520
----------------------------------------------------------------
IMC Global, Inc.                         7,100          75,757
----------------------------------------------------------------
OM Group, Inc.                           8,600          59,168
----------------------------------------------------------------
Praxair, Inc.                              600          34,662
----------------------------------------------------------------
Rohm & Haas Co.                          7,800         253,344
                                                  --------------
                                                     1,933,389




                             10 | GROWTH PORTFOLIO

                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Containers & Packaging--0.3%
Ball Corp.                               7,100    $    363,449
----------------------------------------------------------------
Crown Cork & Seal Co., Inc. 1            8,000          63,600
----------------------------------------------------------------
Owens-Illinois, Inc. 1                   3,800          55,404
                                                  --------------
                                                       482,453

----------------------------------------------------------------
Metals & Mining--1.1%
AK Steel Holding Corp. 1                   900           7,200
----------------------------------------------------------------
Alcan, Inc.                             25,900         764,568
----------------------------------------------------------------
Alcoa, Inc.                             35,800         815,524
----------------------------------------------------------------
Meridian Gold, Inc. 1                    3,900          68,757
----------------------------------------------------------------
Phelps Dodge Corp. 1                       600          18,990
----------------------------------------------------------------
Quanex Corp.                               300          10,050
----------------------------------------------------------------
United States Steel Corp.                9,800         128,576
                                                  --------------
                                                     1,813,665

----------------------------------------------------------------
Paper & Forest Products--1.0%
Boise Cascade Corp.                      1,300          32,786
----------------------------------------------------------------
International Paper Co.                 22,400         783,328
----------------------------------------------------------------
Weyerhaeuser Co.                        16,800         826,728
                                                  --------------
                                                     1,642,842

----------------------------------------------------------------
Telecommunication Services--5.0%
----------------------------------------------------------------
Diversified Telecommunication Services--4.7%
BellSouth Corp.                         64,600       1,671,202
----------------------------------------------------------------
Citizens Communications Co. 1            2,200          23,210
----------------------------------------------------------------
Qwest Communications
International, Inc. 1                   22,600         113,000
----------------------------------------------------------------
SBC Communications, Inc.               107,600       2,917,036
----------------------------------------------------------------
Sprint Corp. (Fon Group)                10,400         150,592
----------------------------------------------------------------
Verizon Communications, Inc.            74,400       2,883,000
                                                  --------------
                                                     7,758,040

----------------------------------------------------------------
Wireless Telecommunication Services--0.3%
----------------------------------------------------------------
AT&T Corp.                              16,880         440,737
----------------------------------------------------------------
Metro One Telecommunication, Inc. 1        250           1,612
----------------------------------------------------------------
Sprint Corp. (PCS Group) 1              22,600          98,988
----------------------------------------------------------------
Telephone & Data Systems, Inc.             300          14,106
                                                  --------------
                                                       555,443

----------------------------------------------------------------
Utilities--3.3%
----------------------------------------------------------------
Electric Utilities--3.1%
CenterPoint Energy, Inc.                11,200          95,200
----------------------------------------------------------------
Consolidated Edison Co. of
New York, Inc.                           3,500         149,870


                                                  Market Value
                                        Shares      See Note 1
----------------------------------------------------------------
Electric Utilities Continued
Constellation Energy Group, Inc.        14,600    $    406,172
----------------------------------------------------------------
Entergy Corp.                           16,700         761,353
----------------------------------------------------------------
Exelon Corp.                            33,275       1,755,922
----------------------------------------------------------------
FirstEnergy Corp.                       29,500         972,615
----------------------------------------------------------------
FPL Group, Inc.                          9,000         541,170
----------------------------------------------------------------
PG&E Corp. 1                             9,400         130,660
----------------------------------------------------------------
Progress Energy, Inc.                    5,900         255,765
----------------------------------------------------------------
Wisconsin Energy Corp.                   3,800          95,760
                                                  --------------
                                                     5,164,487

----------------------------------------------------------------
Gas Utilities--0.2%
Kinder Morgan Management LLC             4,415         139,470
----------------------------------------------------------------
Nicor, Inc.                              2,200          74,866
----------------------------------------------------------------
Peoples Energy Corp.                       900          34,785
                                                  --------------
                                                       249,121
                                                  --------------
Total Common Stocks
(Cost $186,704,422)                                162,231,273

----------------------------------------------------------------
Preferred Stocks--0.0%
Wachovia Corp., Dividend
Equalization Preferred Shares 2
(Cost $0)                                2,000             250


                                     Principal
                                        Amount
----------------------------------------------------------------
Joint Repurchase Agreements--1.4%
Undivided interest of 6.66% in joint repurchase
agreement (Market Value $34,023,000) with
Zion Bank/Capital Markets Group, 1.10%,
dated 12/31/02, to be repurchased at
$2,266,138 on 1/2/03, collateralized by
U.S. Treasury Bonds, 1.75%, 12/31/04,
with a value of $34,713,488
(Cost $2,266,000)                   $2,266,000       2,266,000
----------------------------------------------------------------
Total Investments, at Value
(Cost $188,970,422)                       99.4%    164,497,523
----------------------------------------------------------------
Other Assets Net of Liabilities            0.6         995,837
                                     ---------------------------
Net Assets                               100.0%   $165,493,360
                                     ===========================


Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.




                             11 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


----------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $188,970,422)--see accompanying statement                  $164,497,523
----------------------------------------------------------------------------------------------------
Cash                                                                                          1,119
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          1,301,471
Interest and dividends                                                                      258,450
Shares of capital stock sold                                                                  6,254
Other                                                                                         4,713
                                                                                       -------------
Total assets                                                                            166,069,530

----------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                                       476,666
Shares of capital stock redeemed                                                             49,482
Shareholder reports                                                                          31,137
Transfer and shareholder servicing agent fees                                                   433
Directors' compensation                                                                         374
Other                                                                                        18,078
                                                                                       -------------
Total liabilities                                                                           576,170

----------------------------------------------------------------------------------------------------
Net Assets                                                                             $165,493,360
                                                                                       =============

----------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                                   $    119,211
----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                              291,076,205
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,919,098
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions         (103,148,232)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                           (24,472,922)
                                                                                       -------------
Net Assets--applicable to 119,211,352 shares of capital stock outstanding              $165,493,360
                                                                                       =============


----------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $1.39




See accompanying Notes to Financial Statements.



                             12 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

--------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $14,684)                  $  3,254,858
--------------------------------------------------------------------------------------
Interest                                                                       82,051
                                                                         -------------
Total investment income                                                     3,336,909

--------------------------------------------------------------------------------------
Expenses
Management fees                                                             1,274,199
--------------------------------------------------------------------------------------
Shareholder reports                                                            49,576
--------------------------------------------------------------------------------------
Accounting service fees                                                        15,000
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                  10,431
--------------------------------------------------------------------------------------
Directors' compensation                                                         6,531
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     2,555
--------------------------------------------------------------------------------------
Other                                                                          23,721
                                                                         -------------
Total expenses                                                              1,382,013
Less reduction to custodian expenses                                             (180)
                                                                         -------------
Net expenses                                                                1,381,833

--------------------------------------------------------------------------------------
Net Investment Income                                                       1,955,076

--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                               (30,263,916)
Closing of futures contracts                                                 (371,440)
Foreign currency transactions                                                 (88,865)
                                                                         -------------
Net realized loss                                                         (30,724,221)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                               (14,217,163)
Translation of assets and liabilities denominated in foreign currencies       127,609
                                                                         -------------
Net change                                                                (14,089,554)
                                                                         -------------
Net realized and unrealized loss                                          (44,813,775)

--------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                     $(42,858,699)
                                                                         =============




See accompanying Notes to Financial Statements.


                             13 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                                  2002            2001
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $  1,955,076    $  2,067,228
--------------------------------------------------------------------------------------------------------------
Net realized loss                                                                 (30,724,221)    (38,720,140)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (14,089,554)      4,006,669
                                                                                 -----------------------------
Net decrease in net assets resulting from operations                              (42,858,699)    (32,646,243)

--------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                               (2,049,068)     (3,553,353)

--------------------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions              (32,173,478)    (54,436,409)

--------------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                                    (77,081,245)    (90,636,005)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                               242,574,605     333,210,610
                                                                                 -----------------------------
End of period [including undistributed net investment income of
$1,919,098 and $2,018,034, respectively]                                         $165,493,360    $242,574,605
                                                                                 =============================


See accompanying Notes to Financial Statements.



                             14 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


Year Ended December 31,                                    2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                     $ 1.73        $ 1.96        $ 2.99        $ 3.27        $ 3.45
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .02           .02           .03           .05           .04
Net realized and unrealized gain (loss)                    (.34)         (.23)         (.35)         (.17)          .26
                                                        -----------------------------------------------------------------
Total from investment operations                           (.32)         (.21)         (.32)         (.12)          .30
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.02)         (.02)         (.05)         (.04)         (.04)
Distributions from net realized gain                         --            --          (.66)         (.12)         (.44)
                                                        -----------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.02)         (.02)         (.71)         (.16)         (.48)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.39         $1.73         $1.96         $2.99         $3.27
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                       (18.97)%      (10.61)%      (12.66)%       (3.76)%        8.43%

-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $165,493      $242,575      $333,211      $668,139      $918,871
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $203,660      $273,890      $460,272      $808,715      $877,874
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                      0.96%         0.75%         0.78%         1.28%         1.16%
Expenses                                                   0.68%         0.64%         0.59%         0.53%         0.53% 3
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88%           76%          118%          132%           98%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                             15 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
   The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008          $32,898,936
                              2009           38,285,188
                              2010           28,419,014
                                            -----------
                              Total         $99,603,138
                                            ===========

During the fiscal year ended December 31, 2002, the Portfolio did not utilize any capital loss carryforward.
   As of December 31, 2002, the Portfolio had approximately $921,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Portfolio had approximately $9,000 of post-October foreign currency losses which were deferred. If unutilized by the Portfolio in the following fiscal year, such losses will expire.




                             16 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $4,944. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                              Year Ended            Year Ended
                                       December 31, 2002     December 31, 2001
       -----------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                        $2,049,068            $3,553,353
       Long-term capital gain                         --                    --
       Return of capital                              --                    --
                                              --------------------------------
       Total                                  $2,049,068            $3,553,353
                                              ================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income      $   1,919,098
                 Accumulated net realized loss             (103,148,232)
                 Net unrealized depreciation                (24,472,922)
                                                          -------------
                 Total                                    $(125,702,056)
                                                          =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                             17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              Year Ended December 31, 2002       Year Ended December 31, 2001
                                                  Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------------------
Sold                                           3,791,596      $  6,099,968        5,192,716      $  9,276,909
Dividends and/or distributions reinvested      1,164,242         2,049,068        2,042,156         3,553,353
Redeemed                                     (25,761,205)      (40,322,514)     (37,333,091)      (67,266,671)
                                             -----------------------------------------------------------------
Net decrease                                 (20,805,367)     $(32,173,478)     (30,098,219)     $(54,436,409)
                                             =================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $176,096,821 and $205,943,799, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $191,592,209 was composed of:

          Gross unrealized appreciation      $  3,412,356
          Gross unrealized depreciation       (30,507,042)
                                             ------------
          Net unrealized depreciation        $(27,094,686)
                                             ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.


                             18 | GROWTH PORTFOLIO

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Portfolio may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
7. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $250, which represents less than 0.01% of the Fund's net assets.




                             19 | GROWTH PORTFOLIO

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003



                             20 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2002. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
   Dividends of $0.0151 per share were paid to shareholders on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   Dividends paid by the Portfolio during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                             21 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS


--------------------------------------------------------------------------------
Name, Position(s) Held with      Principal Occupation(s) During Past 5 Years;
Portfolio, Length of Service,    Other Trusteeships/Directorships Held by
Age                              Director; Number of Portfolios in Fund Complex
                                 Currently Overseen by Director

INDEPENDENT                      The address of each Director in the chart below
DIRECTORS                        is 6803 S. Tucson Way, Centennial, CO
                                 80112-3924. Each Director serves for an
                                 indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                  Formerly, Chief Executive Officer (until August
Chairman and Director            27, 2002) of the Board II Funds, Vice Chairman
(since 1982)                     (until January 2, 2002) of the Manager and
Age: 69                          President and a director (until 1997) of
                                 Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,            Chairman of the following private mortgage
Director (since 1999)            banking companies: Cherry Creek Mortgage
Age: 65                          Company (since 1991), Centennial State Mortgage
                                 Company (since 1994), The El Paso Mortgage
                                 Company (since 1993), Transland Financial
                                 Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier
                                 Insurance (insurance agency) (since 1995) and
                                 Ambassador Media Corporation (since 1984); a director of the following public companies:
                                 Storage Technology Corporation (computer equipment company) (since 1991), Helmerich &
                                 Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of
                                 International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc.
                                 (air pollution control equipment and services company) (1991-1995), Frontier Real Estate,
                                 Inc. (residential real estate brokerage)
                                 (1994-1999), and Frontier Title (title
                                 insurance agency) (1995-June 1999); a U.S.
                                 Senator (January 1979-January 1991). Oversees
                                 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                  Formerly, Director and President of A.G.
Director (since 1993)            Edwards Capital, Inc. (General Partner of
Age: 71                          private equity funds) (until February 2001);
                                 Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (until March
                                 2000); Vice Chairman and Director of A.G.
                                 Edwards, Inc. and Vice Chairman of A.G. Edwards
                                 & Sons, Inc. (its brokerage company subsidiary)
                                 (until March 1999); Chairman of A.G. Edwards
                                 Trust Company and A.G.E. Asset Management
                                 (investment advisor) (until March 1999); and a
                                 Director (until March 2000) of A.G. Edwards &
                                 Sons and A.G. Edwards Trust Company. Oversees
                                 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                 Formerly (until April 1999): Senior Vice
Director (since 1997)            President (from September 1987) and Treasurer
Age: 66                          (from March 1985) of the Manager; Vice
                                 President (from June 1983) and Treasurer (since
                                 March 1985) of OppenheimerFunds Distributor,
                                 Inc. (a subsidiary of the Manager); Senior Vice
                                 President (since February 1992), Treasurer
                                 (since July 1991) Assistant Secretary and a director (since December 1991) of the Centennial Asset Management Corporation; Vice
                                 President (since October 1989) and Treasurer
                                 (since April 1986) of HarbourView Asset
                                 Management Corporation (an investment advisory subsidiary of the Manager); President,
                                 Treasurer and a director (June 1989-January
                                 1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager);
                                 Vice President and Treasurer (since August
                                 1978) and Secretary (since April 1981) of
                                 Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager);
                                 Assistant Treasurer (since March 1998) of
                                 Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since November
                                 1989) of Oppenheimer Partnership Holdings, Inc.
                                 (a holding company subsidiary of the Manager);
                                 Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory subsidiary of the Manager);
                                 Chief Executive Officer and director (since
                                 March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                 Treasurer (since October 1997) of
                                 OppenheimerFunds International Ltd. and
                                 Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager).
                                 Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,               A member of The Life Guard of Mount Vernon,
Director (since 1999)            (George Washington's home)(since June 2000).
Age: 64                          Formerly (March 2001 - May 2002) Director of
                                 Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                 Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                   Chairman and Director (since 1998) of Rocky
Director (since 1990)            Mountain Elk Foundation (a not-for-profit
Age: 60                          foundation); and a director (since October
                                 1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly
                                 Chairman and a director (until October 1996) and President




                             22 | GROWTH PORTFOLIO

Jon S. Fossel,                   and Chief Executive Officer (until October
Continued                        1995) of the Manager; President, Chief
                                 Executive Officer and a director of Oppenheimer
                                 Acquisition Corp., Shareholders Services Inc.
                                 and Shareholder Financials Services, Inc.
                                 (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                    A trustee or director of other Oppenheimer
Director (since 1996)            funds. Formerly (until October 1994) Mr.
Age: 62                          Freedman held several positions in subsidiary
                                 or affiliated companies of the Manager.
                                 Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,             Trustee (since 1996) of MassMutual
Director (since 2002)            Institutional Funds and of MML Series
Age: 56                          Investment Fund (open-end investment
                                 companies); Director of MML Services (since
                                 April 1987) and America Funds Emerging Markets
                                 Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                 (a philanthropy organization) (since April
                                 2002), and Community Hospital of Monterey
                                 Peninsula, (since February 2002); a trustee
                                 (since February 2000) of Monterey International
                                 Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                 Michigan and Hartford Hospital. Formerly,
                                 President (February 1991-April 2000) ARCO
                                 Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                Director (since 2001) of Jones Knowledge, Inc.
Director (since 2002)            (a privately held company), U.S. Exploration,
Age: 58                          Inc., (since 1997), Colorado UpLIFT (a
                                 non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                 (since 2000). Formerly, Chairman of U.S. Bank
                                 (a subsidiary of U.S. Bancorp and formerly
                                 Colorado National Bank,) (July 1996-April 1,
                                 1999) and a director of Commercial Assets, Inc.
                                 (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,        Trustee (since 1996) of MassMutual
Director (since 2000)            Institutional Funds and of MML Series
Age: 60                          Investment Fund (open-end investment
                                 companies); Trustee and Chairman (since May
                                 1987) of the investment committee for the Worcester Polytech Institute; President and
                                 Treasurer (since January 1999) of the SIS Fund
                                 (a private not for profit charitable
                                 organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                                 Trustee (since 1996) of the Community Music
                                 School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                                 Chairman (January 1999-July 1999) of SIS &
                                 Family Bank, F.S.B. (formerly SIS Bank);
                                 President, Chief Executive Officer and Director
                                 (May 1993-December 1998) of SIS Bankcorp, Inc.
                                 and SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President
                                 (January 1999-July 1999) of Peoples Heritage
                                 Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED DIRECTOR              The address of Mr. Murphy in the chart below is
AND OFFICER                      498 Seventh Avenue, New York, NY 10018. Mr.
                                 Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director
President and Director           (since June 2001) and President (since
since (October 2001)             September 2000) of the Manager; President and a
Age: 53                          director or trustee of other Oppenheimer funds;
                                 President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                                 Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                 OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                                 Services, Inc. and of Shareholder Financial
                                 Services, Inc.; President and a director (since
                                 July 2001) of OppenheimerFunds Legacy Program
                                 (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                 OppenheimerFunds, Inc.: OFI Institutional Asset
                                 Management, Inc. and Centennial Asset
                                 Management Corporation (since November 2001),
                                 HarbourView Asset Management Corporation and
                                 OFI Private Investments, Inc. (since July
                                 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management
                                 Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                                 Vice President (since February 1997) of
                                 Massachusetts Mutual Life Insurance Company
                                 (the Manager's parent company); a director
                                 (since June 1995) of DLB Acquisition
                                 Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                                 formerly, Chief Operating Officer (September
                                 2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                                 Series Investment Fund and MassMutual
                                 Institutional Funds (open-end investment companies); a director (September 1999-August
                                 2000) of C.M. Life Insurance Company;
                                 President, Chief Executive Officer and director
                                 (September 1999-August 2000) of MML Bay State
                                 Life Insurance Company; a director (June
                                 1989-June 1998) of Emerald Isle Bancorp and
                                 Hibernia Savings Bank (a wholly-owned
                                 subsidiary of Emerald Isle Bancorp). Oversees
                                 69 portfolios in the OppenheimerFunds complex.





                              23 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS  Continued


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Albers, Monoyios and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

Charles Albers,                  Senior Vice President (since April 1998) of the
Vice President (since 2000)      Manager; a Certified Financial Analyst;
Age: 61                          formerly a Vice President and portfolio manager
                                 for Guardian Investor Services, the investment management subsidiary of The Guardian Life
                                 Insurance Company (1972 - April 1998). An officer of 6 portfolios in the OppenheimerFunds complex.

Nikolaos D. Monoyios,            Vice President of the Manager (since April
Vice President (since 2000)      1998); a Certified Financial Analyst; formerly
Age: 53                          a Vice President and portfolio manager for
                                 Guardian Investor Services, the investment management subsidiary of The Guardian Life
                                 Insurance Company (1979 - March 1998). An officer of 4 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since
Treasurer, Principal Financial   March 1999) of the Manager; Treasurer (since
and Accounting Officer           March 1999) of HarbourView Asset Management
(since 1999)                     Corporation, Shareholder Services, Inc.,
Age: 43                          Oppenheimer Real Asset Management Corporation,
                                 Shareholder Financial Services, Inc.,
                                 Oppenheimer Partnership Holdings, Inc., OFI
                                 Private Investments, Inc. (since March 2000),
                                 OppenheimerFunds International Ltd. and
                                 Oppenheimer Millennium Funds plc (since May
                                 2000) and OFI Institutional Asset Management,
                                 Inc. (since November 2000); Treasurer and Chief
                                 Financial Officer (since May 2000) of
                                 Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                 (since March 1999) of Oppenheimer Acquisition
                                 Corp. and OppenheimerFunds Legacy Program
                                 (since April 2000); formerly Principal and
                                 Chief Operating Officer (March 1995-March
                                 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                  General Counsel (since November 2001) of the
Vice President and Secretary     Manager; Senior Vice President (since May 1985)
(since 2001)                     and General Counsel (since February 2002) of
Age: 54                          OppenheimerFunds, Inc.; General Counsel and a
                                 director (since November 2001) of
                                 OppenheimerFunds Distributor, Inc.; Senior Vice
                                 President and General Counsel (since November
                                 2001) of HarbourView Asset Management
                                 Corporation; Vice President and a director
                                 (since November 2000) of Oppenheimer
                                 Partnership Holdings, Inc.; Senior Vice
                                 President, General Counsel and a director
                                 (since November 2001) of Shareholder Services,
                                 Inc., Shareholder Financial Services, Inc., OFI
                                 Private Investments, Inc., Oppenheimer Trust
                                 Company and OFI Institutional Asset Management,
                                 Inc.; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.;
                                 Assistant Secretary and a director (since
                                 November 2001) of OppenheimerFunds
                                 International Ltd.; Vice President (since
                                 November 2001) of OppenheimerFunds Legacy
                                 Program; Secretary (since November 2001) of
                                 Oppenheimer Acquisition Corp.; formerly Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of
                                 Shareholder Services, Inc. (May 1985-November
                                 2001), Shareholder Financial Services, Inc.
                                 (November 1989-November 2001); OppenheimerFunds
                                 International Ltd. and Oppenheimer Millennium
                                 Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.





The Portfolio's Statement of Additional Information contains additional information about the Portfolio's Directors and is available without charge upon request.


                              24 | GROWTH PORTFOLIO

GROWTH PORTFOLIO
--------------------------------------------------------------------------------



A Series of Panorama Series Fund, Inc.
--------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services

--------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
to the Portfolio

--------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Directors

                              For more complete information about Growth
                              Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.



                              25 | GROWTH PORTFOLIO

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                                                            [GRAPHIC]
                                                            OppenheimerFunds(R)
                                                            Distributor, Inc.

(C) Copyright 2003 OppenheimerFunds, Inc. All rights reserved.